Ex. 99.906Cert.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

David K. Downes, President, and Paul Giorgio, Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2005 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ David K. Downes
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David K. Downes
President
July 29, 2005


/s/ Paul Giorgio
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Paul Giorgio
Treasurer
July 29, 2005


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.